Exhibit 10.12

Shenzhen Bochuang Hi-tech Co., Ltd
Room 804, 8/F., Unit A, Skyworth Building,
Hi-Tech Industrial Park, Shennan Road,Shenzhen, P.R.China Zip:518057
Tel:0086-755-26743955 Fax:0086-755-26743977
Website: www.18bc.com

INVOICE

Invoice To:	Home Touch Limited	Invoice No.: BC060822
	Room 2107, K Wah Centre, 191 Java Road,	P/O No.:
	North Point, Hong Kong	Store No.:
	Tel:852-2330-5200 Fax:852-2330-5174	Custom No.:
Attn:Ms Stella Van		Date: 22-Aug-06

Model No	Description	Quantity	Unit Price(RMB)	Total(RMB)

	Plastic cover mould charge for switch			¥15,000.00 ¥15,000.00

Total:           RMB Fifteen Thousand Only.

Authorized Signature: /s/ Richard Jiang Richard Jiang	Prepared by: /s/ Richard Jiang Richard Jiang

Shenzhen Bochuang Hi-tech Co., Ltd
Room 804, 8/F., Unit A, Skyworth Building,
Hi-Tech Industrial Park, Shennan Road,Shenzhen, P.R.China Zip:518057
Tel:0086-755-26743955 Fax:0086-755-26743977
Website: www.18bc.com

INVOICE

Invoice To:	Home Touch Limited	Invoice No.: BC060919
	Room 2107, K Wah Centre, 191 Java Road,	P/O No.:
	North Point, Hong Kong	Store No.:
	Tel:852-2330-5200 Fax:852-2330-5174	Custom No.:
Attn:Ms Stella Van		Date: 19-Sep-06

Model No	Description	Quantity	Unit Price(RMB)	Total(RMB)

	Mould charge for computer send board			¥30,000.00
HTL-R2DF-W	Royal two-key smart switch	120	¥165.00	¥19,800.00
HTL-R3DF-W	Royal three-key smart switch	170	¥190.00	¥32,300.00
HTL-NILF-W	Transceiver	160	¥188.00	¥112,180.00

Authorized Signature: /s/ Richard Jiang Richard Jiang	Prepared by: /s/ Richard Jiang Richard Jiang